UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 5, 2004

MSC.SOFTWARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

	1-8722	95-2239450
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 MacArthur Place Santa Ana, California		92707
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (714) 540-8900

Item 11:  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

The letter attached hereto as Exhibit 99.1 is being furnished to the directors and executive officers of the Registrant and is incorporated by reference herein.  No notice to the Registrant was required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MSC.SOFTWARE CORPORATION

		By:	/s/ LOUIS A. GRECO
Date:	April 5, 2004		Louis A. Greco
Chief Financial Officer